united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

ASCENDANT DEEP VALUE BOND FUND

ASCENDANT TACTICAL YIELD FUND

Annual Report

September 30, 2017

www.ascendantfunds.com

1 (855) 527-2363

Distributed by Northern Lights Distributors, LLC

Member FINRA

Ascendant Deep Value Bond Fund

Shareholders Letter

September 30, 2017

The Ascendant Deep Value Bond Fund (the “Fund”) began trading on October 5, 2011. The Fund primarily seeks opportunities in fixed income securities. We invest in discounted (bonds trading below par), higher yielding bonds in segments of the fixed income universe that are likely to rebound in the near term future. Sometimes we utilize ETFs and mutual funds to get exposure to certain parts of the market that require special trading operations or more capital than we have to invest.

For the twelve months ended September 30, 2017 the Fund (AEQAX) returned +6.30%. YTD the Fund has a return of +4.74%. While equity markets rose along with the convertible indices, we were exposed to discounted portions of the fixed income market, notably floating rate bonds that benefit from rising rates. These securities were trading at 92-94 compared to at or over par for both investment grade and high yield. As these bonds traded up to levels closer to par, we entered into high yield positions to capture market upside and then into adjustable rate mortgage bonds, which had also been found to be trading at a deep discount to the rest of the bond market. The results were returns above major aggregate fixed income indices and we expect that to continue.

Considerations for the coming year include the new policies of the Republican Administration, central bank interest rate decisions (which should show small and gradual rate increases), the level of long-term interest rates (which can be influenced by the U.S.’s level of budget deficits, i.e. tax policy versus spending on infrastructure and defense; as well as inflation, and foreign countries’ willingness to hold U.S. Treasuries), the movement in the dollar (which has been strong lately), and whether the new administration is able to renegotiate trade deals without resulting in tariff wars. The earnings recession appears to be over, and forecasts are for positive earnings growth to resume in 2017. Treasury futures predict high odds of other Fed rate hikes in December and this should favor out ARM bonds and the trend may well continue into 2018.

We currently have a strategic position in floating rate debt as a result of ensuing legal action which will benefit the fund. We also have significant exposure to mortgage bonds in the lower credit tranches that will benefit when rates rise and refinancing escalates.

Regards,

James H. Lee

Portfolio Manager

1351-NLD-11/09/2017

Ascendant Tactical Yield Fund

Shareholders Letter

September 30, 2017

The Ascendant Tactical Yield Fund (the “Fund”) began trading on May 8, 2015. The Fund employs a tactical fixed income strategy utilizing market timing & sector rotation methodologies based on proprietary research process managed by a team with a combined 90 years investment management experience. The strategy places a large emphasis on capital preservation while attempting to deliver a high yield, competitive total return, and lower volatility than equity investments. Exposure to various fixed income securities gained via mutual funds for liquidity, low trading costs, diversification, research, and professional management.

For the twelve months ended September 30, 2017 the Fund (ATYAX) returned +10.23%. YTD the Fund has a return of +7.81% and for the 3rd quarter the Fund returned +3.81%. The Fund’s heavy allocation to Adjustable Rate Mortgage Funds has accounted for this year’s performance. This allocation has also reduced volatility and protected from overvaluation risks that currently pervade most other bond categories.

Considerations for the coming year include: whether the proposed tax reforms pass Congress, central bank interest rate decisions (which should show small and gradual rate increases), the gradual shrinking of the Federal Reserve’s Balance Sheet, whether inflation remains in check, whether the new administration is able to renegotiate trade deals without resulting in tariff wars, and of course geopolitical risks. The earnings for 2017 showed healthy growth (following an earnings recession), and forecasts are for strong positive earnings growth in 2018 and 2019. Treasury futures predict high odds of other Fed rate hikes in December and this should favor our ARM bonds and the trend may well continue into 2018.

Regards,

Porter Landreth

Portfolio Manager

1350-NLD-11/09/2017

Ascendant Deep Value Bond Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmarks:

				Annualized
		Annualized	Annualized	Since Inception**-
	One Year	Three Year	Five Year	September 30, 2017
Ascendant Deep Value Bond Fund Class A Shares	6.30%	(1.54)%	2.10%	5.72%
Ascendant Deep Value Bond Fund Class A Shares with load	0.15%	(3.45)%	0.90%	4.68%
Ascendant Deep Value Bond Fund Class C Shares	5.47%	(2.28)%	1.36%	5.00%
Ascendant Deep Value Bond Fund Class I Shares	6.52%	(1.28)%	2.36%	6.02%
Merrill Lynch Yield Alternative Index	8.54%	2.18%	4.75%	5.93%
S&P’s Composite 1500 Index	18.61%	10.95%	14.29%	16.60%
Dow Jones U.S. Select Dividend Total Return Index	13.21%	12.26%	14.28%	15.91%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, after fee waiver, including underlying funds, are 2.68%, 3.43% and 2.43%, respectively, for Class A, Class C and Class I shares per the January 30, 2017 prospectus. The Fund’s total annual operating expenses, before fee waiver, including underlying funds, are 3.26%, 4.06% and 3.06%, respectively, for Class A, Class C and Class I shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and up to a 1.00% contingent deferred sales charge on certain redemption. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is October 5, 2011.

The Merrill Lynch Yield Alternative Index (VYLD) measure the performance of convertible issuances with a greater than $50 million aggregate market value at issuance. The Merrill Lynch Yield Alternatives Index has replaced the Standard and Poor’s Composite 1500 Index as the Fund’s benchmark index to reflect changes to the Fund’s principal investment strategy. Investors cannot invest directly in an index.

The S&P Composite 1500 Index is an investable U.S. equity benchmark. The S&P Composite 1500 Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. Investors cannot invest directly in an index.

The Dow Jones U.S. Select Dividend Total Return Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones U.S. Index. The benchmark index has been changed to reflect changes to the Fund’s investment strategy. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Deep Value Bond Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2017

The Fund’s top asset classes and industry sectors as of September 30, 2017, are as follows:

Percent of
Top Asset Class/Industry Sector	Net Assets
Mutual Funds
Open End Funds	94.6%
Corporate Bonds & Notes
Pipelines	0.1%
Other, Cash & Cash Equivalents	5.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Ascendant Tactical Yield Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, compared to its benchmarks:

		Annualized
		Inception**-
	One Year	September 30, 2017
Ascendant Tactical Yield Fund Class A Shares	10.23%	3.14%
Ascendant Tactical Yield Fund Class A Shares with load	3.85%	0.62%
Ascendant Tactical Yield Fund Class I Shares	10.45%	3.40%
Bloomberg Barclays Capital U.S Aggregate Bond Index	0.07%	2.29%
Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index	0.24%	0.64%
Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index	7.74%	5.53%
Ascendant Tactical Yield Fund Blend	2.63%	2.84%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.65% and 2.39%, respectively, for Class A and Class I shares per the January 30, 2017 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and up to a 1.00% contingent deferred sales charge on certain redemptions. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is May 8, 2015.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index measures the performance of government bonds issued by the U.S. Treasury.

The Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 3%.

Ascendant Tactical Yield Fund Blend represents a blend of 1/3 Bloomberg Barclays Capital U.S. Aggregate Bond Index, 1/3 Bloomberg Barclays Capital U.S. Treasury Bond 1-3 Year Term Index and 1/3 Bloomberg Barclays High Yield Ba/B 3% Issuer Constrained Index.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Tactical Yield Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2017

The Fund’s top asset classes and industry sectors as of September 30, 2017, are as follows:

Percent of
Top Asset Class/Industry Sector	Net Assets
Exchange Traded Fund
Equity Fund	0.5%
Mutual Funds
Open End Funds	96.7%
Other, Cash & Cash Equivalents	2.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Ascendant Deep Value Bond Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Value
	COMMON STOCKS - 0.0%
	OIL & GAS - 0.0%
4	Goodrich Petroleum Corp. ++	$39
77	Vanguard Natural Resources, Inc. ++	1,540
	TOTAL COMMON STOCKS (Cost $9,917)	1,579

	MUTUAL FUNDS - 94.6%
	OPEN-END FUNDS - 94.6%
267,780	AlphaCentric Income Opportunities Fund - Class I	3,288,346
190,618	Deer Park Total Return Credit Fund - Class I	2,167,321
233,516	Highland Floating Rate Opportunities Fund - Class Z	1,700,000
	TOTAL MUTUAL FUNDS (Cost $6,924,648)	7,155,667

Principal ($)
	CORPORATE BONDS & NOTES - 0.1%
	PIPELINES - 0.1%
50,000	Eagle Rock Energy Partners LP., 8.375% due 6/1/19 # +	8,460

	CONVERTIBLE BOND - 0.0%
14,000	Goodrich Petroleum Escrow 0.00% + # **	—
	TOTAL CORPORATE BONDS & NOTES (Cost $27,582)	8,460
Shares
	WARRANT - 0.0%
40	Goodrich Petroleum Corporation (Cost $6,986) # **	—

	SHORT-TERM INVESTMENT - 4.6%
	MONEY MARKET FUND - 4.6%
347,883	JPMorgan U.S. Government Money Market Fund - Institutional Shares, 0.87% * (Cost $347,883)	347,883

	TOTAL INVESTMENTS - 99.3% (Cost $7,317,016) (a)	$7,513,589
	OTHER ASSETS LESS LIABILITES - 0.7%	53,352
	NET ASSETS - 100.0%	$7,566,941

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,317,695 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$252,260
Unrealized Depreciation:	(56,366)
Net Unrealized Appreciation:	$195,894

#	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $8,460 or 0.11% of net assets.

*	Money market fund; interest rate reflects seven-day yield on September 30, 2017.

**	Security is worth less than one US dollar.

+	Defaulted security.

++	Non-Income producing security.

See accompanying notes to financial statements.

ASCENDANT TACTICAL YIELD FUND
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Value
	EXCHANGE TRADED FUND - 0.5%
	FIXED INCOME EMERGING MARKET - 0.5%
1,725	iShares JP Morgan USD Emerging Markets Bond ETF (Cost $200,911)	$200,825

	MUTUAL FUNDS - 96.7%
	ASSET-BACKED SECURITIES - 76.3%
1,599,642	AlphaCentric Income Opportunities Fund - Class I	19,643,601
1,093,978	Deer Park Total Return Credit Fund - Class I	12,438,532
		32,082,133
	BANK LOANS - 20.4%
1,182,641	Highland Floating Rate Opportunities Fund - Class Z	8,609,628

	TOTAL MUTUAL FUNDS (Cost $39,312,564)	40,691,761

	SHORT-TERM INVESTMENT - 2.3%
	MONEY MARKET FUND - 2.3%
956,370	JPMorgan U.S. Government Money Market, Institutional Shares, 0.87% * (Cost $956,370)	956,370

	TOTAL INVESTMENTS - 99.5% (Cost $40,469,845) (a)	$41,848,956
	OTHER ASSETS LESS LIABILITES - 0.5%	215,075
	NET ASSETS - 100.0%	$42,064,031

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $40,469,845 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,379,197
Unrealized Depreciation:	(86)
Net Unrealized Appreciation:	$1,379,111

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

See accompanying notes to financial statements.

The Ascendant Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	Ascendant Deep	Ascendant Tactical
	Value Bond Fund	Yield Fund
ASSETS
Investment securities:
At cost	$7,317,016	$40,469,845
At value	$7,513,589	$41,848,956
Cash	48,847	279,430
Receivable for investments sold	1,700,000	1,602,043
Receivable for Fund shares sold	44	3,272
Dividends and interest receivable	1,637	3,851
Due from Adviser	4,854	—
Prepaid expenses & other assets	31,316	18,190
TOTAL ASSETS	9,300,287	43,755,742

LIABILITIES
Payable for investments purchased	1,700,000	1,600,000
Payable for Fund shares redeemed	5,230	16,689
Investment advisory fees payable	—	37,423
Distribution (12b-1) fees payable	1,267	7,337
Payable to related parties	6,565	5,373
Accrued expenses and other liabilities	20,284	24,889
TOTAL LIABILITIES	1,733,346	1,691,711
NET ASSETS	$7,566,941	$42,064,031

Net Assets Consist Of:
Paid in capital	$11,167,310	$39,922,487
Accumulated net investment income	57,099	322,847
Accumulated net realized gain (loss) from security transactions	(3,854,041)	439,586
Net unrealized appreciation of investments	196,573	1,379,111
NET ASSETS	$7,566,941	$42,064,031

See accompanying notes to financial statements.

The Ascendant Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2017

	Ascendant Deep	Ascendant Tactical
	Value Bond Fund	Yield Fund

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,353,879	$39,876,832
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	444,819	3,751,219
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$12.04	$10.63
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)(b)	$12.77	$11.28

Class C Shares:
Net Assets	$98,292
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,307
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.83

Class I Shares:
Net Assets	$2,114,770	$2,187,199
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	175,534	204,923
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.05	$10.67

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

(b)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge.

See accompanying notes to financial statements.

The Ascendant Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2017

	Ascendant Deep	Ascendant Tactical
	Value Bond Fund	Yield Fund

INVESTMENT INCOME
Dividends	$298,847	$1,394,933
Interest	34,346	19,020
TOTAL INVESTMENT INCOME	333,193	1,413,953

EXPENSES
Investment advisory fees	98,149	395,876
Distribution (12b-1) fees:
Class A	15,647	78,157
Class C	1,148	—
Registration fees	34,000	29,725
Administration fees	31,515	31,147
Fund accounting fees	27,929	28,919
Transfer agent fees	18,207	20,802
Audit fees	14,785	14,734
Legal fees	14,610	20,220
Compliance officer fees	10,738	17,068
Shareholder reporting expense	10,055	11,840
Trustees’ fees	9,322	12,877
Custody fees	5,002	5,708
Insurance expense	959	959
Other expenses	7,672	10,879
TOTAL EXPENSES	299,738	678,911

Less: Expense waived/reimbursed by the Adviser	(99,533)	—

NET EXPENSES	200,205	678,911
NET INVESTMENT INCOME	132,988	735,042

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	(59,716)	1,736,401
Distributions of capital gains from underlying investment companies	—	46,252
Net realized gain (loss)	(59,716)	1,782,653

Net change in unrealized appreciation on investments	450,645	671,863

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	390,929	2,454,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$523,917	$3,189,558

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$132,988	$49,226
Net realized loss from security transactions	(59,716)	(861,657)
Net change in unrealized appreciation of investments	450,645	303,192
Net increase (decrease) in net assets resulting from operations	523,917	(509,239)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(45,403)	(259,938)
Class C	(521)	(3,782)
Class I	(17,568)	(75,264)
From return of capital
Class A	—	(28,162)
Class C	—	(414)
Class I	—	(10,577)
Net decrease in net assets from distributions to shareholders	(63,492)	(378,137)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	967,288	546,981
Class I	1,348,311	761,909
Net asset value of shares issued in reinvestment of distributions
Class A	14,384	94,756
Class C	521	4,196
Class I	13,856	77,432
Payments for shares redeemed
Class A	(2,539,467)	(7,605,710)
Class C	(75,481)	(40,528)
Class I	(1,510,487)	(1,668,487)
Redemption fee proceeds
Class A	—	15
Class I	—	4
Net decrease in net assets from shares of beneficial interest	(1,781,075)	(7,829,432)

TOTAL DECREASE IN NET ASSETS	(1,320,650)	(8,716,808)

NET ASSETS
Beginning of Year	8,887,591	17,604,399
End of Year*	$7,566,941	$8,887,591
* Includes accumulated net investment income (loss) of:	$57,099	$(25,893)

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
SHARE ACTIVITY - CLASS A
Shares Sold	82,478	47,003
Shares Reinvested	1,237	8,238
Shares Redeemed	(215,421)	(645,322)
Net decrease in shares of beneficial interest outstanding	(131,706)	(590,081)

SHARE ACTIVITY - CLASS C
Shares Reinvested	46	368
Shares Redeemed	(6,665)	(3,462)
Net decrease in shares of beneficial interest outstanding	(6,619)	(3,094)

SHARE ACTIVITY - CLASS I
Shares Sold	115,917	66,226
Shares Reinvested	1,191	6,745
Shares Redeemed	(129,265)	(140,749)
Net decrease in shares of beneficial interest outstanding	(12,157)	(67,778)

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$735,042	$178,930
Net realized gain (loss) from security transactions	1,736,401	(689,724)
Distributions of capital gains from underlying investment companies	46,252	49,739
Net change in unrealized appreciation of investments	671,863	707,248
Net increase in net assets resulting from operations	3,189,558	246,193

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(418,337)	—
Class I	(25,960)	—
Net decrease in net assets from distributions to shareholders	(444,297)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	24,616,753	13,846,161
Class I	1,026,196	1,312,819
Net asset value of shares issued in reinvestment of distributions
Class A	117,150	—
Class I	7,245	—
Payments for shares redeemed
Class A	(13,847,993)	(18,283,703)
Class I	(692,709)	(75,612)
Net increase (decrease) in net assets from shares of beneficial interest	11,226,642	(3,200,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,971,903	(2,954,142)

NET ASSETS
Beginning of Year	28,092,128	31,046,270
End of Year*	$42,064,031	$28,092,128
* Includes accumulated net investment income of:	$322,847	$32,210

SHARE ACTIVITY - CLASS A
Shares Sold	2,404,394	1,445,041
Shares Reinvested	11,881	—
Shares Redeemed	(1,367,593)	(1,909,836)
Net increase (decrease) in shares of beneficial interest outstanding	1,048,682	(464,795)

SHARE ACTIVITY - CLASS I
Shares Sold	99,352	136,615
Shares Reinvested	733	—
Shares Redeemed	(67,614)	(7,776)
Net increase in shares of beneficial interest outstanding	32,471	128,839

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
Class A Shares	2017	2016	2015		2014		2013
Net asset value, beginning of year	$11.41	$12.22	$13.65		$13.83		$12.44
Activity from investment operations:
Net investment income (1)	0.17	0.05	0.18		0.18		0.05
Net realized and unrealized gain (loss) on investments	0.55	(0.49)	(1.11)		0.14	(9)	1.62
Total from investment operations	0.72	(0.44)	(0.93)		0.32		1.67
Less distributions from:
Net investment income	(0.09)	(0.32)	(0.12)		(0.31)		—
Net realized gains	—	—	(0.38)		(0.19)		(0.28)
Return of capital	—	(0.05)	—		—		—
Total distributions	(0.09)	(0.37)	(0.50)		(0.50)		(0.28)
Paid-in-capital from redemption fees (1)	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)	—
Net asset value, end of year	$12.04	$11.41	$12.22		$13.65		$13.83
Total return (3)	6.30%	(3.58)%	(6.85)%		2.44%		13.45%
Net assets, at end of year (000s)	$5,354	$6,579	$14,255		$28,885		$659
Ratio of gross expenses to average net assets (4)(5)	3.56%	2.98%	2.22	% (8)	2.14	% (8)	7.37%
Ratio of net expenses to average net assets (5)	2.40%	2.40%	2.40	% (7)	2.40	% (7)	2.40%
Ratio of net investment income to average net assets (5)(6)	1.49%	0.39%	142%		1.30%		0.35%
Portfolio Turnover Rate	427%	540%	123%		112%		165%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
Class C Shares	2017	2016	2015		2014		2013
Net asset value, beginning of year	$11.27	$12.05	$13.49		$13.67		$12.38
Activity from investment operations:
Net investment income (loss) (1)	0.09	(0.04)	0.08		0.07		0.01
Net realized and unrealized gain (loss) on investments	0.53	(0.48)	(1.09)		0.16	(9)	1.55
Total from investment operations	0.62	(0.52)	(1.01)		0.23		1.56
Less distributions from:
Net investment income	(0.06)	(0.23)	(0.05)		(0.22)		—
Net realized gains	—	—	(0.38)		(0.19)		(0.27)
Return of capital	—	(0.03)	—		—		—
Total distributions	(0.06)	(0.26)	(0.43)		(0.41)		(0.27)
Paid-in-capital from redemption fees (1)	—	—	0.00	(2)	0.00	(2)	—
Net asset value, end of year	$11.83	$11.27	$12.05		$13.49		$13.67
Total return (3)	5.47%	(4.31)%	(7.54)%		1.77%		12.66%
Net assets, at end of year (000s)	$98	$168	$217		$199		$76
Ratio of gross expenses to average net assets (4)(5)	4.31%	3.78%	2.97	% (8)	2.89	% (8)	8.12%
Ratio of net expenses to average net assets (5)	3.15%	3.15%	3.15	% (7)	3.15	% (7)	3.15%
Ratio of net investment income (loss) to average net assets (5)(6)	0.77%	(0.33)%	0.66%		0.54%		0.06%
Portfolio Turnover Rate	427%	540%	123%		112%		165%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Deep Value Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
Class I Shares	2017	2016	2015		2014		2013
Net asset value, beginning of year	$11.41	$12.26	$13.69		$13.87		$12.49
Activity from investment operations:
Net investment income (1)	0.21	0.08	0.21		0.22		0.09
Net realized and unrealized gain (loss) on investments	0.53	(0.48)	(1.11)		0.13	(9)	1.63
Total from investment operations	0.74	(0.40)	(0.90)		0.35		1.72
Less distributions from:
Net investment income	(0.10)	(0.39)	(0.15)		(0.34)		—
Net realized gains	—	—	(0.38)		(0.19)		(0.34)
Return of capital	—	(0.06)	—		—		—
Total distributions	(0.10)	(0.45)	(0.53)		(0.53)		(0.34)
Paid-in-capital from redemption fees (1)	—	0.00 (3)	0.00	(3)	0.00	(3)	—
Net asset value, end of year	$12.05	$11.41	$12.26		$13.69		$13.87
Total return (3)	6.52%	(3.25)%	(6.64)%		2.65%		13.77%
Net assets, at end of year (000s)	$2,115	$2,141	$3,133		$5,170		$2,295
Ratio of gross expenses to average net assets (4)(5)	3.31%	2.78%	1.97	% (8)	1.89	% (8)	7.12%
Ratio of net expenses to average net assets (5)	2.15%	2.15%	2.15	% (7)	2.15	% (7)	2.15%
Ratio of net investment income to average net assets (5)(6)	1.80%	0.67%	1.61%		1.56%		0.69%
Portfolio Turnover Rate	427%	540%	123%		112%		165%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(8)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(9)	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statement of Operations due to the timing of shareholder subscriptions and redemptions relative to fluctuating net asset values during the year.

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
Class A Shares	2017	2016		2015 (1)
Net asset value, beginning of period	$9.77	$9.67		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.22	0.05		(0.06)
Net realized and unrealized gain (loss) on investments	0.77	0.05		(0.27)
Total from investment operations	0.99	0.10		(0.33)
Less distributions from:
Net investment income	(0.13)	—		—
Total distributions	(0.13)	—		—
Net asset value, end of period	$10.63	$9.77		$9.67
Total return (3)	10.23%	1.03%		(3.30	)% (6)
Net assets, at end of period (000s)	$39,877	$26,401		$30,624
Ratio of gross expenses to average net assets (4)(7)	2.07%	2.11	% (10)	2.54	% (5)
Ratio of net expenses to average net assets (7)	2.07%	2.19	% (9)	2.25	% (5)
Ratio of net investment income (loss) to average net assets (7)(8)	2.21%	0.53%		(1.52	)% (5)
Portfolio Turnover Rate	392%	1676%		910	% (6)

(1)	The Ascendant Tactical Yield Fund’s Class A commenced operations May 8, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(10)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

See accompanying notes to financial statements.

Ascendant Tactical Yield Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
Class I Shares	2017	2016		2015 (1)
Net asset value, beginning of period	$9.81	$9.69		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.25	0.17		(0.05)
Net realized and unrealized gain (loss) on investments	0.76	(0.05)		(0.26)
Total from investment operations	1.01	0.12		(0.31)
Less distributions from:
Net investment income	(0.15)	—		—
Total distributions	(0.15)	—		—
Net asset value, end of period	$10.67	$9.81		$9.69
Total return (3)	10.45%	1.24%		(3.10	)% (6)
Net assets, at end of period (000s)	$2,187	$1,691		$422
Ratio of gross expenses to average net assets (4)(7)	1.82%	1.85	% (10)	2.25	% (5)
Ratio of net expenses to average net assets (7)	1.82%	1.92	% (9)	2.00	% (5)
Ratio of net investment income (loss) to average net assets (7)(8)	2.43%	1.73%		(1.26	)% (5)
Portfolio Turnover Rate	392%	1676%		910	% (6)

(1)	The Ascendant Tactical Yield Fund’s Class I shares commenced operations May 8, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/ recoupments by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(10)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from the prior period.

See accompanying notes to financial statements.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Ascendant Deep Value Bond Fund (previously known as Ascendant Deep Value Convertibles Fund) (“ADVBF”) and Ascendant Tactical Yield Fund (“ATY”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. ADVBF seeks total return from income and growth of capital. ATY seeks capital preservation with a secondary objective of total return.

The Funds currently offer Class A and Class I shares. ADVBF also offers Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Funds’ assets measured at fair value:

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Ascendant Deep Value Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$1,579	$—	$—	$1,579
Mutual Funds	7,155,667			7,155,667
Corporate Bonds & Notes	—	—	8,460	8,460
Warrant	—	—	—	—
Short-Term Investment	347,883	—	—	347,883
Total	$7,505,129	$—	$8,460	7,513,589

Ascendant Tactical Yield Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$200,825	$—	$—	$200,825
Mutual Funds	40,691,761	—	—	40,691,761
Short-Term Investment	956,370	—	—	956,370
Total	$41,848,956	$—	$—	$41,848,956

There were no transfers into or out of Level 1, Level 2 or Level 3 during the period. It is the Funds’ policy to recognize transfers into or out of fair value levels at the end of the reporting period.

*	See Portfolio of Investments for industry classification.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized within Level 3 of the fair value hierarchy as of September 30, 2017:

Ascendant Deep Value Bond Fund

	Corporate Bonds & Notes	Warrant
Beginning Balance	$—	$—
Total realized gain (loss)	—	—
Appreciation (Depreciation)	(19,122)	—
Corporate Action	27,582	—
Proceeds from Sales	—	—
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance	$8,460	$—

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2017, are as follows:

	Fair Value at	Valuation
	September 30, 2017	Technique	Unobservable Inputs
Ascendant Deep Value Bond Fund
Corporate Bonds & Notes
Eagle Rock Energy Partners LP.	$8,460	Bankruptcy	Potential future cash payments
Goodrich Petroleum Escrow	—	Bankruptcy	Potential future cash payments
$8,460
Warrant:
Goodrich Petroleum Corporation	$—	Bankruptcy	Potential future cash payments

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2014 - September 30, 2016 or expected to be taken in the Funds’ September 30, 2017 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $30,349,797 and $29,951,323, respectively, for ADVBF. For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $132,210,064 and $118,522,855 respectively, for ATY.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Advisors, LLC serves as the Funds’ Investment Adviser (the “Adviser”). The Adviser has engaged Asset One, LLC as the sub-adviser to ATY.

Pursuant to an investment advisory agreement with the Trust, with respect to the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of ADVBF and 1.20% of ATY average daily net assets. Pursuant to a sub-advisory agreement for ATY, the Advisor pays Asset One, LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the year ended September 30, 2017, ADVBF incurred $98,149 in advisory fees and ATY incurred $395,876 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2018 for ADVBF and for ATY to waive a portion of its advisory fee and has agreed to reimburse ADVBF and ATY for other expenses to the extent necessary so that the total expenses incurred by the Funds (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) do not exceed the following:

	Class A	Class C	Class I
ADVBF	2.40%	3.15%	2.15%
ATY	2.25%	—	2.00%

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of the Funds’ average daily net assets.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed its respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2017, the Adviser waived fees in the amount of $99,533 for ADVBF.

The following amounts are subject to recapture by the Adviser by the following dates:

	9/30/2019	9/30/2020
ADVBF	$ 64,961	$ 99,533

During the year ended September 30, 2017, AWM Services, LLC, a registered broker/dealer and an affiliate of the Adviser executed trades on behalf of the Funds. AWM Services, LLC received $14,344 from ADVBF and $28,962 from ATY in brokerage commissions.

Distributor – The Trust, on behalf of the Funds has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for Class A shares and Class C shares of the Funds (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A shares and an annual rate of 1.00% of the average daily net assets of each Fund’s Class C shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. On sales of ADVBF’s Class A shares for the year ended September 30, 2017, the Distributor received $0 from front-end sales charges. On sales of ATY’s Class A shares for the year ended September 30, 2017, the Distributor received $8,545 from front-end sales charges of which $1,426 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended September 30, 2017 and September 30, 2016 was as follows:

For Fiscal Year Ended	Ordinary	Long-Term	Return of
9/30/2017	Income	Capital Gains	Capital	Total
Ascendant Deep Value Bond Fund	$63,492	$—	$—	$63,492
Ascendant Tactical Yield Fund	444,297	—	—	444,297

For Fiscal Year Ended	Ordinary	Long-Term	Return of
9/30/2016	Income	Capital Gains	Capital	Total
Ascendant Deep Value Bond Fund	$338,984	$—	$39,153	378,137
Ascendant Tactical Yield Fund	—	—	—	—

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
Ascendant Deep Value Bond Fund	$57,099	$—	$(80,557)	$(3,772,805)	$195,894	$(3,600,369)
Ascendant Tactical Yield Fund	322,847	439,586	—	—	1,379,111	2,141,544

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Post October
Losses
Ascendant Deep Value Bond Fund	$80,557
Ascendant Tactical Yield Fund	—

At September 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Ascendant Deep Value Bond Fund	$1,753,315	$2,019,490	$3,772,805
Ascendant Tactical Yield Fund	—	—	—

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and tax adjustments related to adjustments for partnerships, underlying regulated investments companies, and deemed distributions, resulted in reclassification for the year ended September 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Ascendant Deep Value Bond Fund	$—	$13,496	$(13,496)
Ascendant Tactical Yield Fund	—	(108)	108

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

ADVBF currently invests a portion of its assets in the AlphaCentric Income Opportunities Fund- Class I (AIOF) and in the Deer Park Total Return Credit Fund- Class I (DPTRC). The Fund may redeem its investment in AIOF and/or DPTRC at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

ATY currently invests a portion of its assets in the AlphaCentric Income Opportunities Fund- Class I (AIOF) and in the Deer Park Total Return Credit Fund- Class I (DPTRC). The Fund may redeem its investment in AIOF and/or DPTRC at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of each Fund may be directly affected by the performance of AIOF and DPTRC. The financial statements of AIOF and DPTRC, including the portfolio of investments, can be found at www.alphacentricfunds.com and at www.deerparkfund.com or on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2017, the percentage of each Fund’s net assets invested in AIOF and DPTRC was 43.5% and 28.6%, respectively, for ADVBF and 46.7% and 29.6%, respectively for DPTRC.

The Ascendant Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Ascendant Deep Value Bond Fund
and Ascendant Tactical Yield Fund

We have audited the accompanying statements of assets and liabilities of Ascendant Deep Value Bond Fund (formerly Ascendant Deep Value Convertibles Fund) and Ascendant Tactical Yield Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ascendant Deep Value Bond Fund and Ascendant Tactical Yield Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2017

The Ascendant Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of Ascendant Deep Value Bond Fund and Ascendant Tactical Yield Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Ascendant Deep Value Bond Fund and Ascendant Tactical Yield Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Ascendant Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account	Account	During Period	During Period
Actual	4/1/17	9/30/2017	4/1/17 - 9/30/2017*	4/1/17 - 9/30/2017**
Ascendant Deep Value Bond Fund:
Class A	$1,000.00	$1,037.80	$12.26	2.40%
Class C	$1,000.00	$1,033.20	$16.06	3.15%
Class I	$1,000.00	$1,039.40	$10.99	2.15%
Ascendant Tactical Yield Fund:
Class A	$1,000.00	$1,061.90	$11.11	2.15%
Class I	$1,000.00	$1,062.70	$9.77	1.89%

	Beginning	Ending	Expenses Paid	Expenses Ratio
	Account	Account	During Period	During Period
Hypothetical (5% return before Expenses)	4/1/17	9/30/2017	4/1/17 - 9/30/2017*	4/1/17 - 9/30/2017**
Ascendant Deep Value Bond Fund:
Class A	$1,000.00	$1,013.04	$12.11	2.40%
Class C	$1,000.00	$1,009.28	$15.87	3.15%
Class I	$1,000.00	$1,014.29	$10.86	2.15%
Ascendant Tactical Yield Fund:
Class A	$1,000.00	$1,014.29	$10.86	2.15%
Class I	$1,000.00	$1,015.59	$9.55	1.89%

*	Expenses are equal to the average account value over the period , multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

THE ASCENDANT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)

Mark D. GerstenBorn in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	4

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	4	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

THE ASCENDANT FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust(2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 –2012)	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust(2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series. Ascendant Funds and Patriot Funds are in the same complex.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 25,300

2016 - $ 24,600

(b)	Audit-Related Fees

2017 - None

2016 - None

(c)	Tax Fees

2017 - $4,400

2016 - $4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees: 0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 4,400

2016 - $ 4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/17

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/17